Liquidity	12 Months Ended
Mar. 31, 2026
Liquidity [Abstract]
LIQUIDITY
2.	LIQUIDITY

The Group incurred net losses of US$4,805,561, US$1,410,465 and US$1,295,163 for the years ended March 31, 2026, 2025 and 2024, respectively. Net cash used in operating activities were US$4,507,975, US$968,808 and US$2,528,503 for the years ended March 31, 2026, 2025 and 2024, respectively. Nevertheless, the Group believes that its current liquidity position is adequate to support the ongoing operations. As of March 31, 2026, the Group had a working capital of US$5,691,913, compared to working capital of US$5,179,766 as of March 31, 2025. The Group also had cash and restricted cash of US$4,104,105 as of March 31, 2026.

On October 2, 2025, the Company closed a follow-on public offering with net proceeds of approximately $6.34 million, which supplemented the Group’s operating capital and strengthened its overall liquidity position. The Group believes that its current cash and anticipated cash flows from operations will be sufficient to meet its anticipated working capital requirements and capital expenditures for at least the next 12 months following the issuance date of the consolidated financial statements for the year ended March 31, 2026.